CERTIFICATION OF SHAREHOLDER REPORT

In connection with the Certified Shareholder Report of Invesco High Income Trust II (the “Company”) on Form N-CSR for the period ended February 28, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Sheri Morris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2019	/s/ Sheri Morris
Sheri Morris, Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF SHAREHOLDER REPORT

In connection with the Certified Shareholder Report of Invesco High Income Trust II (the “Company”) on Form N-CSR for the period ended February 28, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Kelli Gallegos, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2019	/s/ Kelli Gallegos
Kelli Gallegos, Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

September 2018

INVESCO HIGH INCOME TRUST II—Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the U.S. Securities and Exchange Commission.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES			CUMULATIVE FISCAL YEAR-TO-DATE (YTD) August 31, 2018*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2018 Distributions
Net Investment Income	$0.0715	74.17%	$0.4659	92.44%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0249	25.83%	$0.0381	7.56%

Total Current Distribution (per common share)	$0.0964	100.00%	$0.5040	100.00%

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2018 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance.    The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to August 31, 2018
Fiscal Year-to-date Cumulative Total Return [1]	2.19%
Cumulative Distribution Rate [2]	3.21%
Current Annualized Distribution Rate [3]	6.43%
Five year period ending August 31, 2018
Average Annual Total Return [4]	6.76%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through August 31, 2018) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of August 31, 2018.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of August 31, 2018.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending August 31, 2018. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is a leading independent global investment management firm, dedicated to helping investors worldwide achieve their financial objectives. By delivering the combined power of our distinctive investment management capabilities, Invesco provides a wide range of investment strategies and vehicles to our retail, institutional and high net worth clients around the world. Operating in more than 20 countries, the firm is listed on the New York Stock Exchange under the symbol IVZ. Additional information is available at www.invesco.com.

Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail products. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Each entity is a wholly owned, indirect subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

October 2018

INVESCO HIGH INCOME TRUST II—Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of the closing market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES			CUMULATIVE FISCAL YEAR-TO-DATE (YTD) September 30, 2018*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2018 Distributions
Net Investment Income	$0.0749	77.70%	$0.5406	90.04%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0215	22.30%	$0.0598	9.96%

Total Current Distribution (per common share)	$0.0964	100.00%	$0.6004	100.00%

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2018 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance.    The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to September 30, 2018
Fiscal Year-to-date Cumulative Total Return [1]	3.10%
Cumulative Distribution Rate [2]	3.82%
Current Annualized Distribution Rate [3]	6.54%
Five year period ending September 30, 2018
Average Annual Total Return [4]	6.66%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through September 30, 2018) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of September 30, 2018.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of September 30, 2018.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending September 30, 2018. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco’s retail products. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Each entity is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

November 2018

INVESCO HIGH INCOME TRUST II—Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	November 2018		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) October 31, 2018*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2018 Distributions
Net Investment Income	$0.0772	80.08%	$0.6152	88.29%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0192	19.92%	$0.0816	11.71%

Total Current Distribution (per common share)	$0.0964	100.00%	$0.6968	100.00%

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2018 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance.    The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to October 31, 2018
Fiscal Year-to-date Cumulative Total Return [1]	0.66%
Cumulative Distribution Rate [2]	4.57%
Current Annualized Distribution Rate [3]	6.85%
Five year period ending October 31, 2018
Average Annual Total Return [4]	5.38%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through October 31, 2018) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of October 31, 2018.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of October 31, 2018.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending October 31, 2018. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco’s retail products. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Each entity is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

December 2018

INVESCO HIGH INCOME TRUST II—Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	December 2018		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) November 30, 2018*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2018 Distributions
Net Investment Income	$0.0709	73.55%	$0.6935	87.43%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0255	26.45%	$0.0997	12.57%

Total Current Distribution (per common share)	$0.0964	100.00%	$0.7932	100.00%

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2018 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to November 30, 2018
Fiscal Year-to-date Cumulative Total Return [1]	-0.46%
Cumulative Distribution Rate [2]	5.30%
Current Annualized Distribution Rate [3]	7.06%
Five year period ending November 30, 2018
Average Annual Total Return [4]	4.99%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through November 30, 2018) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of November 30, 2018.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of November 30, 2018.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending November 30, 2018. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco’s retail products. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Each entity is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

January 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	January 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) December 31, 2018*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2018 Distributions
Net Investment Income	$0.0758	78.63%	$0.7702	86.58%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0206	21.37%	$0.1194	13.42%

Total Current Distribution (per common share)	$0.0964	100.00%	$0.8896	100.00%

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to December 31, 2018
Fiscal Year-to-date Cumulative Total Return [1]	-3.32%
Cumulative Distribution Rate [2]	6.16%
Current Annualized Distribution Rate [3]	7.39%
Five year period ending December 31, 2018
Average Annual Total Return [4]	4.17%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through December 31, 2018) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of December 31, 2018.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of December 31, 2018.

[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending December 31, 2018. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco’s retail products. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Each entity is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

February 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	February 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) January 31, 2019*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions
Net Investment Income	$0.0805	83.51%	$0.8470	85.90%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0159	16.49%	$0.1390	14.10%

Total Current Distribution (per common share)	$0.0964	100.00%	$0.9860	100.00%

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to January 31, 2019
Fiscal Year-to-date Cumulative Total Return [1]	2.74%
Cumulative Distribution Rate [2]	6.47%
Current Annualized Distribution Rate [3]	7.06%
Five year period ending January 31, 2019
Average Annual Total Return [4]	5.29%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through January 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of January 31, 2019.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of January 31, 2019.

[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending January 31, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—